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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 26, 2001



                                 ENTREMED, INC.
                 (Exact name of issuer as specified in charter)


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
                Delaware                                 0-20713                                58-1959440
    (State or other jurisdiction of              (Commission File Number)            (I.R.S. Employer Identification
             incorporation)                                                                      Number)
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                            9640 Medical Center Drive
                               Rockville, Maryland
                               -------------------
                    (Address of principal executive offices)

                                      20850
                                      -----
                                   (Zip code)

                                 (301) 217-9858
                                 --------------
              (Registrant's telephone number, including area code)
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         Item 5.  Other Events.

           On February 26, 2001, EntreMed, Inc. (the "Company"), entered into an Underwriting Agreement (the "Underwriting Agreement") with Gerard Klauer Mattison & Co., Inc. (the "Underwriter") relating to the offering of 1,450,000 shares (1,550,000 if the Underwriter's over-allotment option is fully exercised) of its common stock, $0.01 par value per share. The shares are being issued pursuant to a shelf registration statement (File No. 333-94665) filed with the Securities and Exchange Commission on January 14, 2000 and declared effective on January 24, 2000. The Underwriting Agreement is included as Exhibit 1 to this Form 8-K and is incorporated herein by reference.

         Filed herewith as Exhibit 99.1 is a copy of a press release issued by EntreMed, Inc. (the "Company") on February 27, 2001 announcing that the Company has priced a public offering of 1,450,000 shares of its common stock at $18 per share. Such press release is incorporated herein by reference.


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  The exhibits listed in the Exhibit Index are filed herewith.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, EntreMed, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     ENTREMED, INC.
                                                     (Registrant)



                                                     /s/ THOMAS PRESCOTT RUSSO
                                                     Thomas Prescott Russo
                                                     Chief Financial Officer
Date:  February 27, 2001

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
Exhibit No.                         Description
-----------                         -----------
1                                   Underwriting Agreement dated February 26,
                                    2001 between EntreMed, Inc. and Gerard
                                    Klauer Mattison & Co., Inc.*

99.1                                Text of Press Release, dated February 27,
                                    2001
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* Formatting of the Underwriting Agreement filed hereto as Exhibit 1 may vary from those in the original Underwriting Agreement due to EDGAR formatting.


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